SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K

                 QUARTERLY REPORT UNDER SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:          July 2, 1998


                       BUILDERS TRANSPORT, INCORPORATED
                       --------------------------------
            (Exact name of registrant as specified in its charter)


           DELAWARE                    0-11300                   58-1186216
-------------------------------     -------------          -------------------
(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation or organization)      File Number)            Identification No.)


POST OFFICE BOX 7005
2029 WEST DEKALB STREET
CAMDEN, SOUTH CAROLINA                                           29020-7005
-----------------------------------------------------------------------------
(Address of principal                                            (Zip code)
 executive offices)

Registrant's telephone number, including area code             (803) 432-1400
                                                                -------------





















                                     -1-





Item 5.  OTHER EVENTS

      Builders Transport, Incorporated, a Delaware corporation and its subsidiaries filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of Georgia, Atlanta Division (jointly administered under Bankruptcy Case No. 98-68799 Builders Transport, Inc.)) on May 21, 1998.

      On June 30, Schneider National, Inc. was the successful bidder for Builders' assets in a bidding procedure conducted at the direction of the Bankruptcy Court.

      Under the terms of the bid, Schneider National will acquire substantially all of Builders' assets for a cash purchase price of approximately $41,800,000. Under applicable bankruptcy law, the proceeds from the sale after payment of secured creditors and bankruptcy administrative claims, will fall far short of satisfying the remaining claims of Builders' unsecured creditors. Upon the ultimate winding up of Builders' affairs, there will be nothing available for distribution to Builders' stockholders.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     99.1 Press release issued by Builders Transport, Incorporated on July 2, 1998.







                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 2, 1998

                                               BUILDERS TRANSPORT, INCORPORATED


                                               By:  /S/ Stanford M. Dinstein
                                                  -----------------------------
                                                  Stanford M. Dinstein
                                                  Vice Chairman and
                                                  Chief Executive Officer





                                                                  Exhibit 99.1



                             BUILDERS TRANSPORT ASSETS TO BE
                              ACQUIRED BY SCHNEIDER NATIONAL


For Immediate Release:                       Contact:   Stan Dinstein
                                                        Vice Chairman and CEO
                                                        (803)432-1400

CAMDEN, S.C., July 1, 1998 - Builders Transport, Incorporated announced today that Schneider National, Inc. was the successful bidder for Builders' assets in a bidding procedure conducted earlier this week at the direction of thc U.S. Bankruptcy Court for the Northern District of Georgia. Builders had previously announced its filing under Chapter 11 of the U.S. Bankruptcy Code on May 21, 1998.

Under the terms of the bid, Schneider National will acquire substantially all of Builders' assets for a cash purchase price of approximately $41,800,000. Under applicable bankruptcy law, the proceeds from the sale, after payment of secured creditors and bankruptcy administrative claims, will fall far short of satisfying the remaining claims of Builders' unsecured creditors. Upon the ultimate winding up of Builders' affairs, there will be nothing available for distribution to Builders' stockholders.

Based in Camden, S.C., Builders Transport is a truckload carrier. The Company's stock is traded over the counter under the symbol, TRUKQ.




For information on Builders Transport contact:

Stanford M. Dinstein
Vice Chairman, Chief Executive Officer
(212)765-5610